COLE

REAL ESTATE INVESTMENTS®

Walmart

CVS/pharmacy

LOWE'S

A Highly Attractive Real Estate Company and A Leading Real Estate Investment Manager Exhibit 99.2

Disclaimer
This presentation may be deemed to be solicitation material in respect of the charter amendments to be presented to Cole Credit
Property Trust III, Inc.’s (“CCPT III”) stockholders for consideration at the 2013 annual stockholders’ meeting of CCPT III. CCPT III has filed a preliminary proxy statement and expects to file a definitive proxy statement with the Securities and Exchange Commission
(“SEC”) in connection with the 2013 annual stockholders’ meeting. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY
STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement and other relevant documents filed with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by CCPT III with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust III, Inc., 2325 East Camelback Road, Suite 1100, Phoenix,
Arizona 85016, Attention: Investor Relations.
CCPT III and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of CCPT III.
Information regarding the interests of CCPT III’s directors and executive officers in the proxy solicitation will be included in CCPT III’s definitive proxy statement.
This presentation contains a description of certain terms of the merger agreement pursuant to which CCPT III will acquire Cole
Holdings Corporation (“Cole Holdings”). A copy of the merger agreement has been filed as an exhibit to a Form 8-K CCPT III filed with the SEC on March 8, 2013. The description of the merger agreement contained in this presentation does not purport to be complete and is qualified in its entirety by reference to the full text of the merger agreement.

Forward-Looking Statements
In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which CCPT III operates, include beliefs of and assumptions made by CCPT III’s management, and involve risks and uncertainties that could significantly affect the financial results of CCPT III. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,”
“projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving CCPT III and Cole Holdings, future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to earnings accretion, cost savings, an anticipated NYSE listing and increased liquidity — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv)
continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) risks associated with the ability to consummate the CCPT III – Cole Holdings transaction and the timing of the closing of the transaction, and (xi) those additional risks and factors discussed in reports filed with the SEC by CCPT III from time to time. CCPT III does not make any undertaking with respect to updating any forward-looking statements appearing in this presentation.

Key Highlights
The Special Committee of CCPT III has reviewed and considered the unsolicited proposals from American Realty
Capital Properties, Inc. (“ARCP”) on March 27 and April 2
• The Special Committee and its advisors have also had numerous follow-up conversations with ARCP and its advisors to provide clarification on the proposals
• Consistent with its fiduciary duties, the Special Committee has carefully reviewed and considered the proposals
The CCPT III Special Committee has concluded that ARCP’s proposals are not in the best interests of CCPT III and its stockholders for the following reasons:
1
2
3
4
5
6
7
8
9
ARCP’s Proposals Would Place the Company in the Hands of an External Manager with a Mixed Track Record
ARCP’s Proposals Would Create an Unattractive Business Model
ARCP Dividend Requires an Aggressive Acquisition and Financing Strategy
ARCP’s Aggressive Business Plan Generates Lower Quality and Less Sustainable Earnings and Cash Flows
ARCP Needs CCPT III to Transform Itself, Not Vice Versa
ARCP’s Proposals Represent Highly Speculative Financial Engineering
ARCP’s Unfunded Proposals Lack Credibility
ARCP’s Proposals Involve an Unsustainable and Excessive Amount of Leverage
ARCP’s Proposals Undervalue CCPT III on a Relative and Absolute Basis

1
1. ARCP implied cap rate based on ARCP share price of $14.80 on April 4, 2013. Assumes 2013E NOI of $172 million based on ARCP’s February 28, 2013 investor presentation, annualizing NOI for all acquisitions under contract per the earnings transcript of the same date. ARCP implied cap rate applied to CCPT III 2013E real estate assets only, with non-real estate assets included at book value. Excludes the impact of the Holdings acquisition.
2. Assumes a 100% stock election scenario.
3. Cash value per share of ARCP’s proposal.
•
If one assumes CCPT III should be valued at ARCP’s current estimated implied cap rate of 5.2%, then the notional value of ARCP’s proposal represents a 14% DISCOUNT to the implied per share trading value of CCPT III
•
The cash offer of $12.50 represents a 21% DISCOUNT to CCPT III’s implied per share trading value
NOTIONAL VALUE OF ARCP'S
PROPOSAL IMPLIES A 14% DISCOUNT
TO CCPT III VALUE
VALUE OF ARCP'S CASH PROPOSAL
IMPLIES A 21% DISCOUNT
TO CCPT III VALUE
•
Current ARCP share price implies CCPT III Stockholders should receive an exchange ratio >1.0x compared to ARCP’s proposal of 0.8x
$15.78
(1)
$13.59
(2)
$12.50
(3)
CCPT III Trading Value at
ARCP’s Implied 5.2% Cap Rate
to Value Assets
ARCP's April 2, 2013
Notional Proposal Price
ARCP's April 2, 2013
Cash Proposal Price
ARCP’s Proposals Undervalue CCPT III on a Relative and Absolute Basis

•
On April 2, 2013, ARCP indicated that it would provide up to 60% cash consideration at $12.50 per share
•
This would add approximately $3.8 billion of debt to the balance sheet before any incremental leverage resulting from a cash “true-up” mechanism
•
A very significant amount of additional cash could be required for any cash “true-up” to achieve ARCP’s proposed “guarantee”
•
The result for equity owners would be a highly levered company with an unstable capital structure
•
Shares would be burdened with a large overhang and would require substantially dilutive equity offerings or asset sales to right size the balance sheet
1. Net lease peers include O, NNN, EPR and LXP.
($ in millions)
Leverage Required for 60% Cash Component $ 3,757 $ 3,757 $ 3,757
Additional Leverage Required for Cash True-Up - 319 800
Total Additional Leverage $ 3,757 $ 4,076 $ 4,557
Net Debt / 2013E EBITDA
2
5.4 x
10.8 x
11.3 x
12.0 x
2.0 x
6.0 x
10.0 x
14.0 x
Net Lease Peers (1) ARCP Pro Forma 60% Cash
Election at $18.00 True-Up
ARCP Pro Forma 60% Cash
Election at $15.00 True-Up
ARCP Pro Forma 60% Cash
Election at $12.00 True-Up
ARCP’s Proposals Involve an Unsustainable and Excessive Amount of
Leverage

ARCP’s Unfunded Proposals Lack Credibility
Where is the Money Coming From?
•
On April 2, 2013, ARCP indicated that it would provide up to 60% cash consideration at
$12.50 per share
•
This represents a cash requirement of approximately $3.8 billion
•
Potentially more cash needed to fund the “guarantee” via “true-up” mechanism
•
While ARCP’s financial advisors believe it can raise capital to fund the transaction,
ARCP does not have the necessary capital or evidence of its ability to raise capital today
•
ARCP would need to raise substantial additional debt and equity to fund the transaction
•
The pro-forma company’s equity would suffer significant dilution from equity raises and/or asset sales to normalize pro forma leverage
How Can ARCP Bid to Acquire a Company with Funding it Does Not Have?
3

ARCP’s Proposals Represent Highly Speculative Financial Engineering
•
ARCP’s proposals contain a “guarantee” that involves highly complicated financial engineering that lacks certainty for both CCPT
III and ARCP stockholders
•
ARCP’s proposals referenced a “guarantee” of $13.59 of notional value for stockholders electing stock but did not provide clarity on the method of guarantee
•
ARCP’s financial advisors verbally indicated that such “true-up” could come via additional shares to CCPT III stockholders and / or additional cash in the scenario that ARCP trades below $16.99 (vs. $14.80 today¹)
•
ARCP’s proposed exchange ratio of 0.8x applied to their current stock price of $14.80 per share would equate to an $11.84 per share value for CCPT III shares, resulting in a $1.75 per share “true-up” to their so-called guaranteed price of $13.59
•
Floating exchange ratio under a stock true-up scenario would substantially dilute ARCP’s stockholders from an ownership and earnings perspective
•
ARCP stockholders will only achieve the proposed 0.8x exchange ratio if ARCP trades up to $16.99, a 15% increase from current market value
•
ARCP’s proposals involve significant risk to both CCPT III and ARCP stockholders under each approach by jeopardizing the financial stability of both companies:
Cash “True-up”
Stock “True-up”
•
Too much leverage on balance sheet
•
Lack of clarity around source of funding for proposal creates potential for substantial earnings and ownership dilution to equity holders post-
transaction
•
ARCP stockholders may suffer significant dilution resulting in uncertainty around their stockholder vote
•
CCPT III stockholders could own potentially up to 80% of pro forma company in the form of a lower quality currency
Issues
4
1. Based on ARCP’s closing stock price on April 4, 2013.

Square Footage (millions)
Gross Book Assets
1
($ in billions)
Diversification (% of Rent from Top 5 Tenants)
Source: Latest publicly available financials
1. Gross book assets plus disclosed real estate depreciation.
2. Spirit pro forma for CCPT II acquisition. SRC gross book assets represent the sum of Spirit 3Q12 and CCPT II 3Q12 disclosed numbers.
3. Based on
straight-line
annualized rental revenue.
5
CCPT III is already a premium net lease REIT… ARCP is trying to use CCPT III to transform itself in the net lease space
$ 9.6
$ 7.4
$ 7.3
$ 4.7
$ 4.6
$ 4.3
$ 3.3
$ 2.2
O CCPT III SRC² WPC LXP NNN EPR ARCP
13%
20%
21%
24%
29% 29%
46%
52%
LXP O CCPT III³ NNN SRC WPC ARCP EPR
54.3
>50
43.1
41.2
38.5
19.2
16.4
13.9
SRC O CCPT III LXP WPC NNN ARCP EPR
ARCP Needs CCPT III to Transform Itself, Not Vice Versa

ARCP’s Aggressive Business Plan Generates Lower Quality and Less
Sustainable Earnings and Cash Flows
6
•
ARCP uses a short duration, floating rate capital structure to drive earnings accretion
•
Strategy lacks predictability in long-term cash flows as business is susceptible to interest rate and re-financing risk
•
ARCP’s external manager is motivated to grow assets under management (“AUM”), not drive value
•
ARCP will increase AUM by more than one-third in 2013 under its current business plan
•
ARCP’s in place earnings are substantially below its year end guidance
Short-Term Floating Rate
Financing
Aggressive Acquisition
Strategy
Lower Quality Earnings
Short-Term Floating Rate
Financing
Aggressive Acquisition
Strategy
Lower Quality Earnings

ARCP Dividend Requires an Aggressive Acquisition and Financing Strategy
•
ARCP is in a precarious position having guided dividend payout ratio to a level that requires aggressive acquisitions
•
In-place earnings are significantly below year-end guidance
•
ARCP has guided to an AFFO that requires $1 billion of acquisitions (more than one-third of its existing portfolio) after which it will still have an excessive dividend payout ratio of 98%
•
CCPT III’s pro forma dividend is well covered and positioned for sustainable growth
Net Lease Comparable Dividend Payout Ratio
7
Note: CCPT III and ARCP AFFO and Dividend estimates based on management guidance from Investor Presentations dated 25-Mar-2013 and 28-Feb-2013, respectively.
Net Lease Comps estimates are sourced from IBES.
1. Pro forma for the Holdings transaction.
2. Estimates per 27-Mar-2013 Ladenburg Thalmann research.
2013E:
Dividend/Share $ 0.70 $ 0.91 $ 0.61 $ 1.60 $ 3.30 $ 1.25 $ 3.16 $ 2.18
AFFO/Share $ 0.80 $ 0.93 $ 0.83 $ 1.95 $ 3.98 $ 1.50 $ 3.73 $ 2.35
88.1%
97.8%
73.5%
82.1%
82.9%
83.3%
84.7%
92.8%
CCPT III¹ ARCP LXP NNN WPC² SRC EPR O
Peer Average: 83.2%

ARCP’s Proposals Would Create an Unattractive Business Model
External Management Structure for a Listed REIT
• ARCP is currently externally managed by a private company. Many externally managed publicly traded REITs have significantly underperformed their peers
• External managers of publicly-traded companies are incented to grow assets under management;
not grow quality of earnings and net asset value
10-Year Total Return (2003 – 2013)
Source: SNL, Bloomberg, as of 3-Apr-2013
8
Hospitality Properties
Trust
SNL US REIT
Hotel Index
128.9%
137.2%
CommonWealth
REIT
SNL US REIT
Office Index
55.5%
132.4%
Senior Housing
Properties Trust
SNL US REIT
Healthcare Index
348.0%
544.5%
Universal Health Realty
Income Trust
SNL US REIT
Healthcare Index
314.2%
544.5%

220%
200%
180%
160%
140%
120%
100%
80%
60%
Jun-2003
Mar-2004
Jan-2005
Oct-2005
Jul-2006
Apr-2007
Jan-2008
17-Aug-2006: Nicholas Schorsch resigned
01-Apr-2008: AFR sold to Gramercy
88.8%
53.4%
(17.0)%
American Financial Realty Trust
Net Lease Peers¹
S&P500

·COLE·

•
Nicholas Schorsch was the CEO, President and Chairman of American Financial Realty Trust (“AFR”) since the REIT was formed in 2002 and till his resignation in 2006
•
AFR materially underperformed net lease peers by 105.8% and the S&P 500 by 70.4% during the time it was public
•
AFR’s underperformance was a result of its aggressive acquisitions, excessive leverage and unsustainable dividend levels
•
In August 2006, the AFR Board accepted Nicholas Schorsch’s resignation as CEO and replaced him with a new CEO who elaborated the necessity for a new strategy, including:
•
Aggressively pursue assets sales “for further debt reduction…to reach an overall debt to total asset leverage of
60-65%”
•
Reduced quarterly dividend from $0.27 to $0.19 to “align its dividend payout with its quarterly earnings from core operations”
•
Improve transparency in reporting to “conform its reporting of operating results to more closely reflect industry standards”
AFR Indexed Total Return since IPO
ARCP’s Proposals Would Place the Company in the Hands of an External
Manager with a Mixed Track Record
Source: Bloomberg, Wall Street Research, SEC Filings, company press release available at:
http://www.sec.gov/Archives/edgar/data/1193558/000129993306005532/exhibit2.htm
1 Net lease peer set includes O, NNN, LXP and EPR. Stock is equally weighted, WPC is excluded as it was unlisted in 2003 and SRC is excluded due to interim transformational transactions.
9
“AFR's P/NAV discount
truly reflects poor
operating trends, higher
leverage, and growing
investor-agitation from
inconsistent performance
and communication..”
~(Wachovia, May 2, 2006)

12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
-
Cole Holdings Purchased at Attractive Valuation Levels
6.0x
5.5x
Mean: 9.8x
High: 14.0x
Low : 7.4x
Mean: 9.8x
High:17.9x
Low : 6.9x
Upfront Consideration / 2013E Midpoint EBITDA (3)
Contingent Consideration / 2015/2016 Average EBITDA
Asset Management Public Trading Comparables TEV / 2013E EBITDA (4)
Asset Management Precedent Transactions TEV / LTM EBITDA (5)

1. Figures are shown on a pro forma basis as if Cole Holdings acquisition closed on January 1, 2013.
2. The peer group includes Realty Income Corp., National Retail Properties, Inc., EPR Properties, Lexington Realty Trust, W.P. Carey Inc. REIT and Spirit Realty Capital.
3. Upfront consideration consists of cash of $20mm, 10.7mm shares, and 2.1mm shares issuable upon public listing of CCPT III; assumes $12.00 per CCPT III share per ARCP's proposal.
4. Market data as of March 22, 2013 per IBES and Wall Street Research. Trading comparables include Janus Capital Group, Cohen & Steers, Manning & Napier, GAMCO Investors, Virtus Investment Partners, Calamos Asset Management and Pzena Investment Management. Epoch was excluded pending acquisition by TD.
5. Precedent transactions per IBES and Wall Street Research include RBC / BlueBay ('10), TD / Epoch ('12), AMG / Highbury ('09), Scotiabank / DundeeWealth ('10), Crestview / Victory ('13), Aberdeen / RBS AM ('10), Ashmore / Emerging Mkts. Mgmt. ('11), IVZ / Van Kampen ('09), Nuveen / Gresham ('11), BLK / BGI ('09), AMP Columbia Mgmt. ('09), and ORIX / Robeco ('13). Multiples for AMP / LT Asset Management Business of Columbia Management and IVZ / Van Kampen based on run rate EBITDA. Crestview / Victory Capital Management, ORIX / Robeco Groep, and TD Bank / Epoch Investment Partners have announced but have not yet closed. Victory Capital Management is the investment management unit and broker/dealer affiliate of KeyCorp. Size of that transaction based on €1,935mm sale price and FX rate of 1.34 $/€ on of 19-Feb-2013, the date of announcement.

• COLE •

CCPT III’s Planned Acquisition of Cole Holdings is Expected to Yield
Substantial Financial Benefits to CCPT III Stockholders
•
Management expects approximately $29 million of 2013E pro forma EBITDA contribution from Cole Holdings (excludes any contribution from CCPT II and CCPT III)
(1)
•
In addition to acquiring a world class asset management business with a 34-year track record:
•
CCPT III will achieve significant savings in overhead
•
Cole Holdings is forgoing 25% of its existing contractual promote
•
In most cases, the earn-out is payable on a 2-year trailing average multiple of EBITDA only in excess of $25 million—
Cole Holdings must deliver results for future consideration
•
Total performance must meet or exceed the average of the peer group for full payment as well
(2)
Note: These metrics are among a number of factors considered by the Special Committee in making its determination

Near Term Liquidity Event and Pro Forma Company Business Plan
Represent a Compelling Opportunity for Stockholders
•
CCPT III Listing expected June 2013
•
CCPT III expects no share lockups – 100% to be freely tradable on Day 1
•
Tender offer for shares to support liquidity upon listing is being considered by
CCPT III
•
CCPT III believes CCPT III stockholders will have significant value under the current planned listing in a few months
•
CCPT III will be a well-positioned company that will drive sustainable, long-
term value

Key Highlights
The Special Committee of CCPT III has reviewed and considered the unsolicited proposals from American Realty
Capital Properties, Inc. (“ARCP”) on March 27 and April 2
• The Special Committee and its advisors have also had numerous follow-up conversations with ARCP and its advisors to provide clarification on the proposals
• Consistent with its fiduciary duties, the Special Committee has carefully reviewed and considered the proposals
The CCPT III Special Committee has concluded that ARCP’s proposals are not in the best interests of CCPT III and its stockholders for the following reasons:
1
2
3
4
5
6
7
8
9
ARCP’s Proposals Would Place the Company in the Hands of an External Manager with a Mixed Track Record
ARCP’s Proposals Would Create an Unattractive Business Model
ARCP Dividend Requires an Aggressive Acquisition and Financing Strategy
ARCP’s Aggressive Business Plan Generates Lower Quality and Less Sustainable Earnings and Cash Flows
ARCP Needs CCPT III to Transform Itself, Not Vice Versa
ARCP’s Proposals Represent Highly Speculative Financial Engineering
ARCP’s Unfunded Proposals Lack Credibility
ARCP’s Proposals Involve an Unsustainable and Excessive Amount of Leverage
ARCP’s Proposals Undervalue CCPT III on a Relative and Absolute Basis
16